Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Details
Net income (loss)	$ (40,226)	$ (65,470)
Statutory tax rate	26.00%	26.00%
Expected tax recovery	$ (10,458)	$ (17,022)
Permanent differences and other	2,224	1,079
Expiry of non-capital loss		96,858
Change in valuation allowance	$ 8,234	$ (80,915)